UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

LEGG MASON, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting of

COMMON

To Be Held On July 29, 2014 at 10:00 a.m.

100 International Drive, 4th Floor Conference Center, Baltimore, Maryland 21202

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

HOW TO VIEW PROXY MATERIALS ONLINE:	Have the information that is printed in the boxes above and visit http://www.astproxyportal.com/ast/25493, where the following materials are available for view:
• Notice of Annual Meeting of Stockholders
• Proxy Statement
• Form of Online Proxy Card
• Annual Report
• Directions to the Legg Mason Global Headquarters

HOW TO REQUEST AND RECEIVE A PAPER
OR E-MAIL COPY OF PROXY MATERIALS:	If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before July 15, 2014. Please choose one of the following methods to make your request:
TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)
E-MAIL: info@amstock.com
WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

HOW TO VOTE:	ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. Have the information that is printed in the boxes above available and follow the instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM EDT the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.

MAIL: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form, as is described above.

The Board recommends a vote FOR all nominees.	The Board recommends a vote FOR the following proposals.
1. The election of 12 directors named in the proxy statement for a one-year term;
Robert E. Angelica	2.	Amendment to the Legg Mason, Inc. Executive Incentive Compensation Plan;
Carol Anthony Davidson
Barry W. Huff	3.	An advisory vote to approve the compensation of the Company’s named executive officers;
Dennis M. Kass
Cheryl Gordon Krongard John V. Murphy	4.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2015; and
John H. Myers
Nelson Peltz	5.	Any other matter that may properly come before the meeting or any adjournment thereof.
W. Allen Reed
Margaret Milner Richardson
Kurt L. Schmoke
Joseph A. Sullivan

Please note that you cannot use this notice to vote by mail.